                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                               ---------------


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 12, 1995


                          HARKEN ENERGY CORPORATION
           (Exact name of registrant as specified in its charter)



           DELAWARE                      0-9207               95-2841597
(State or other jurisdiction of     (Commission File         (IRS Employer
        incorporation)                   Number)          Identification No.)


   5605 N. MACARTHUR BLVD, SUITE 400                            75038
             IRVING, TEXAS                                    (ZIP Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (214) 753-6900
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ITEM 5.  OTHER EVENTS

         On October 12, 1995, Harken Energy Corporation, a Delaware corporation ("Harken"), entered into a Development Finance Agreement (the "Development Agreement") with Arbco Associates L.P., Offense Group Associates L.P., Kayne Anderson Nontraditional Investments L.P. and Opportunity Associates L.P. (collectively, the "Investors"), pursuant to which the Investors agreed to provide up to $3,500,000 to Harken to finance the drilling of two wells on the Rio Negro prospect in its Bocachico contract area in Colombia, in exchange for the right to receive future payments from Harken equal to 40% of the net profits Harken may derive from the sale of oil and gas produced from the Rio Negro prospect (the "Participation") if the planned drilling on that prospect is successful. Pursuant to the Development Agreement, Harken has agreed to drill two wells on the Rio Negro prospect.

         Pursuant to the Development Agreement, the Investors have the right at any time prior to October 12, 1997 (the "Committment Date"), to convert all or part of the Participation into shares of a newly created series of preferred stock of Harken (the "Preferred Stock"), and Harken likewise has the right, exercisable following the Committment Date, to convert up to 75% of the Participation into shares of Preferred Stock if the Investors have not previously elected to convert all of such Participation. If Harken exercises its right to convert the Participation into Preferred Stock, the Investors at this time can elect to receive cash instead of Preferred Stock or elect to further convert any remianing portion of the Participation into addtional shares of Preferred Stock. The shares of Preferred Stock would pay dividends at an annual rate of 15% and are redeemable by Harken without premium except for accrued unpaid dividends at any time after the Committment Date, and must be redeemed by Harken no later than October 12, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         None.

(b)      Pro forma financial information.

         None.

(c)      Exhibits.

        Exhibit
        Number                    Description
        ------                    -----------
         99.1 --                  Press Release dated October 13, 1995.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HARKEN ENERGY CORPORATION




Date: October 16, 1995                  By: /s/ Bruce N. Huff
                                           -----------------------------------
                                               Bruce N. Huff,
                                               Senior Vice President and
                                               Chief Financial Officer
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                               INDEX TO EXHIBITS

                                                                   Sequentially
                                                                     Numbered
Exhibit No.                              Exhibit                       Page
-----------    -----------------------------------------------     ------------
    99.1       Press Release dated October 13, 1995